EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sport Endurance, Inc. (the "Company") on Form 10-K for the fiscal year ended August 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officers hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 18, 2015

/s/ Gerald Ricks
Gerald Ricks Chief Executive Officer

/s/ Vincent Kelly
Vincent Kelly Chief Financial Officer